Exhibit 99.1

March 1, 2010

NEWS RELEASE

EL GALLO: THICK INTERSECTIONS OF GOOD GRADE CONTINUE

283.4 GPT SILVER OVER 39.3 METERS, 104.4 GPT SILVER OVER 53.9 METERS

& 868.9 GPT SILVER OVER 7.1 METERS

TORONTO, ONTARIO (March 1, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce additional core drilling results from the El Gallo Project in Sinaloa State, Mexico. The three best holes from the fifteen assayed since our last update are: 8.3 ounces of silver per ton (opt) over 128.8 ft (feet) (283.4 grams per tonne (gpt) over 39.3 meters (m)), 3.0 opt silver over 176.8 ft (104.4 gpt silver over 53.9 m) and 25.3 opt silver over 23.3 ft (868.9 gpt silver over 7.1 m). These results are part of the 330,000 ft (100,000 m) of drilling planned for El Gallo and surrounding targets this year.

“Drilling at El Gallo continues to return thick intersections of good grade that start at or near surface. To date, 95% of the holes drilled have encountered significant mineralization! We are extremely pleased with these results. Going forward we will continue with our large exploration program, publish an initial resource estimate during the second quarter and look to complete an preliminary economic analysis by year-end. Also, on March 15th and 16th US Gold will be taking a number of mining analysts to El Gallo in order to highlight what we feel is one of the best silver projects owned by an junior,” stated Rob McEwen, Chairman and CEO.

Eastern Area: Thick Intersections of Good Grade

8.3 opt silver over 128.8 ft (283.4 gpt over 39.3 m)

Since exploration resumed in January, US Gold’s drilling has encountered thick intersections of good grade in the Eastern Area. Based on these results the Eastern Area has become one of our top priorities. Three new core holes have been completed with assays, providing further confirmation of El Gallo’s potential for growth. Drill hole GAX-082 expanded the mineralization by approximately 115 ft (35 m) laterally (Figure 1) and encountered five separate zones of mineralization from surface to 528 ft (161 m) down hole. Three of these zones were especially noteworthy: 3.0 opt silver over 176.8 ft (104.4 gpt silver over 53.9 m), 6.1 opt silver over 79.6 ft (209.9 gpt silver over 24.3 m) and 2.9 opt silver over 96.8 ft (98.0 gpt silver over 29.5 m).

GAX-057 is the eastern most hole drilled to date (Figure 1) and was designed to extend the mineralization vertically. Mineralization was expanded by approximately 165 ft (50 m) (Figure 2.).  Results from the eastern area are shown below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-059	1.7	167.0	0.3	167.3	GAX-059	59.0	51.0	0.0	51.0

GAX-057	8.3	128.8	319.7	448.5	GAX-057	283.4	39.3	97.5	136.7
Including	15.9	46.4	390.4	436.8	Including	544.0	14.2	119.0	133.2
Including	128.0	0.5	408.1	408.6	Including	4,390.0	0.2	124.4	124.6
Including	56.9	1.8	421.6	423.4	Including	1,950.0	0.6	128.5	129.1

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-082	3.0	176.8	14.8	191.6	GAX-082	104.4	53.9	4.5	58.4
And	6.1	79.6	229.0	308.6	And	209.9	24.3	69.8	94.1
Including	15.3	19.7	232.3	252.0	Including	525.7	6.0	70.8	76.8
And	2.9	96.8	330.1	426.8	And	98.0	29.5	100.6	130.1
Including	17.8	2.3	353.3	355.6	Including	609.0	0.7	107.7	108.4
Including	16.3	2.6	421.9	424.5	Including	560.0	0.8	128.6	129.4
And	5.4	4.1	484.3	488.4	And	186.0	1.3	147.6	148.9
And	13.1	2.1	520.3	522.3	And	449.0	0.7	158.6	159.3

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Western Area: Potential High Grade Zone Emerging

25.3 opt silver over 23.3 ft (868.9 gpt over 7.1 m)

Exploration in the Western Area was designed to extend the high grade mineralization encountered in drill hole GAX-039 (30.0 opt silver over 2.5 ft (1,030 gpt over 0.8 m) and 27.6 opt silver over 3.4 ft (946.2 gpt  over 1.1m)) (Released August 5, 2009). Drill hole GAX-061, located approximately 115 ft (35 m) to the southwest, successfully accomplished this objective intersecting additional high-grade over a greater thickness: 25.3 opt silver over 23.3 ft (868.9 gpt over 7.1 m). This high grade mineralization is believed to be an extension of the Main Zone. Results from this drilling are shown below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-061	2.4	36.6	18.5	55.1	GAX-061	81.2	11.2	5.7	16.8
And	25.3	23.3	112.9	136.2	And	868.9	7.1	34.4	41.5
Including	115.6	4.4	119.8	124.2	Including	3,964.8	1.4	36.5	37.9

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Connecting the Main and North Zones

4.8 opt Silver over 102.2 ft (166.3 gpt over 31.2 m)

A total of five holes have been drilled to test if the Main and North Zones connect. Assays for the first two holes (Figure 1) have been completed, with near surface mineralization intersected over good widths. Highlights from the first two holes are below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX065	5.1	76.6	13.9	90.6	GAX065	174.9	23.4	4.3	27.6
Including	23.5	3.4	13.9	17.4	Including	805.0	1.1	4.3	5.3
Including	26.4	3.0	52.7	55.6	Including	906.0	0.9	16.1	17.0

GAX-069	4.8	102.2	0.0	102.2	GAX-069	166.3	31.2	0.0	31.2
Including	36.7	5.4	44.1	49.5	Including	1,256.7	1.7	13.5	15.1
Including	33.8	3.3	61.4	64.6	Including	1,160.0	1.0	18.7	19.7

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

North Zone

3.0 opt Silver over 69.4 ft (101.2 gpt over 21.2 m)

Drilling resumed in the North Zone where three core holes were completed in 2009 with the objective of extending the mineralization in several different directions and providing continuity between holes for the upcoming resource estimate. Drilling in the North Zone covers an area totaling 650 ft (200 m) by 650 ft (200 m), with mineralization being encountered to a depth of 215 ft (65 m). Results from the first 6 holes are shown below.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-066	37.6	1.0	128.3	129.3	GAX-066	1,290.0	0.3	39.1	39.4
And	26.0	3.0	202.6	205.5	And	891.0	0.9	61.8	62.7
And	5.9	3.9	263.0	266.9	And	202.0	1.2	80.2	81.4
And	4.3	3.3	416.7	419.9	And	147.0	1.0	127.0	128.0

GAX-071	2.2	59.4	0.0	59.4	GAX-071	75.9	18.1	0.0	18.1
Including	4.0	16.4	0.0	16.4	Including	136.8	5.0	0.0	5.0
Including	7.5	4.3	33.1	37.4	Including	257.5	1.3	10.1	11.4
And	6.0	3.1	90.4	93.5	And	207.0	1.0	27.6	28.5
And	26.8	2.3	177.2	179.5	And	920.0	0.7	54.0	54.7
And	9.6	3.8	309.5	313.3	And	330.0	1.2	94.4	95.5

GAX-072	4.6	15.3	12.6	27.9	GAX-072	156.0	4.7	3.9	8.5
And	3.6	11.5	129.6	141.1	And	122.0	3.5	39.5	43.0

GAX-074	2.9	22.0	25.3	47.2	GAX-074	98.3	6.7	7.7	14.4
Including	26.5	1.5	29.4	30.8	Including	907.0	0.5	9.0	9.4
And	5.2	2.3	181.8	184.1	And	179.0	0.7	55.4	56.1

GAX-075	4.8	7.7	58.4	66.1	GAX-075	164.0	2.4	17.8	20.2

GAX-076	3.0	69.4	0.0	69.4	GAX-076	101.2	21.2	0.0	21.2
Including	16.7	4.9	3.9	8.9	Including	574.0	1.5	1.2	2.7

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Delineation Drilling Confirms Continuity of Near Surface Mineralization

3.4 opt Silver over 68.2 ft (117.1 gpt over 20.8 m)

Drilling conducted in the central area of the Main Zone was successful in establishing continuity of near surface mineralization. Results from these holes are highlighted below.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-063	1.6	101.7	34.4	136.2	GAX-063	56.5	31.0	10.5	41.5
Including	4.9	22.8	98.1	120.9	Including	166.3	7.0	29.9	36.9
And	2.2	78.2	165.5	243.8	And	75.1	23.9	50.5	74.3
Including	5.5	19.5	183.6	203.1	Including	189.2	6.0	56.0	61.9

GAX-064	3.4	68.2	0.0	68.2	GAX-064	117.1	20.8	0.0	20.8

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a late Jurassic to middle Cretaceous volcanic-arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcano-sedimentary rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the Sinaloa Batholith of granitic composition. The El Gallo project is situated near the margin of an exposure of Sinaloa Batholith and other shallow-level porphyritic intrusives occur within the project area.  Silver mineralization is hosted in breccia bodies and stockwork zones that occur dominantly in the andesitic volcanic rocks and to a lesser extent in quartz monzonite porphyry intrusive. The shape of the mineralization has not yet been defined.

To view the 15 new core holes from this news release see Table 1. To view all 73 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

To view assays intervals from core holes GAX-057 and GAX-082, please click:

http://www.usgold.com/news/pdf/20100301/GAX057.xls

http://www.usgold.com/news/pdf/20100301/GAX082.xls

ABOUT US GOLD (www.usgold.com)

US Gold Corporation is a Colorado incorporated gold and silver exploration company with a strong treasury, no debt and two significant land holdings, one in Nevada next to Barrick Gold’s multi-million ounce Cortez project, and the other in Mexico where an exciting high-grade silver discovery has been made. US Gold’s shares trade on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG. US Gold has good market liquidity, trading 1.1 million shares daily, and is included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

El Gallo Silver Project: Core Holes Assays	Table 1.
March 1, 2010

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX057	8.3		128.8	319.7	283.4		39.5	97.3	350°	-55°	212316	2843179
Including	15.9		46.4	390.4	544.0		14.2	119.0
Including	128.0		0.5	408.1	4,390.0		0.2	124.4
Including	56.9		1.8	421.6	1,950.0		0.6	128.5

GAX059	1.7		167.3	0.0	59.0		51.0	0.0	350°	-55°	212191	2843252

GAX061	2.4		36.6	18.5	81.2		11.2	5.7	170°	-65°	211943	2843334
And	25.3		23.3	112.9	868.9		7.1	34.4
Including	115.6		4.4	119.8	3,964.8		1.4	36.5

GAX062	1.4		55.8	0.0	47.9		17.0	0.0	170°	-55°	211988	2843337

GAX063	1.6		101.7	34.4	56.5		31.0	10.5	170°	-50°	211998	2843306
Including	4.9		22.8	98.1	166.3		7.0	29.9
And	2.2		78.2	165.5	75.1		23.9	50.5
Including	5.5		19.5	183.6	189.2		6.0	56.0

GAX064	3.4		68.2	0.0	117.1		20.8	0.0	40°	-50°	212007	2843243

GAX065	5.1		76.6	13.9	174.9		23.4	4.3	170°	-75°	212071	2843330
Including	23.5		3.4	13.9	805.0		1.1	4.3
Including	26.4		3.0	52.7	906.0		0.9	16.1

GAX066	37.6		1.0	128.3	1,290.0		0.3	39.1	350°	-45°	212031	2843325
And	26.0		3.0	202.6	891.0		0.9	61.8
And	5.9		3.9	263.0	202.0		1.2	80.2
And	4.3		3.3	416.7	147.0		1.0	127.0

El Gallo Silver Project: Core Holes Assays	Table 1 (cont.)
March 1, 2010

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX069	4.8		102.2	0.0	166.3		31.2	0.0	0°	-90°	212071	2843291
Including	36.7		5.4	44.1	1,256.7		1.7	13.5
Including	33.8		3.3	61.4	1,160.0		1.0	18.7

GAX071	2.2		59.4	0.0	75.9		18.1	0.0	350°	-50°	212035	2843450
Including	4.0		16.4	.0.0	136.8		5.0	0.0
Including	7.5		4.3	33.1	257.5		1.3	10.1
And	6.0		3.1	90.4	207.0		1.0	27.6
And	26.8		2.3	177.2	920.0		0.7	54.0
And	9.6		3.8	309.5	330.0		1.2	94.4

GAX072	4.6		15.3	12.6	156.0		4.7	3.9	350°	-70°	212040	2843505
And	3.6		11.5	129.6	122.0		3.5	39.5

GAX074	2.9		22.0	25.3	98.3		6.7	7.7	350°	-50°	212069	2843439
Including	26.5		1.5	29.4	907.0		0.5	9.0
And	5.2		2.3	181.8	179.0		0.7	55.4

GAX075	4.8		7.7	58.4	164.0		2.4	17.8	350°	-60°	212176	2843472

GAX076	3.0		69.4	0.0	101.2		21.2	0.0	350°	-50°	212158	2843464
Including	16.7		4.9	3.9	574.0		1.5	1.2
And	1.3		24.6	110.6	45.2		7.5	33.7

El Gallo Silver Project: Core Holes Assays	Table 1 (cont.)
March 1, 2010

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX082	3.0		176.8	14.8	104.4		53.9	4.5	350°	-50°	212256	2843188
And	6.1		79.6	229.0	209.9		24.3	69.8
Including	15.3		19.7	232.3	525.7		6.0	70.8
And	2.9		96.8	330.1	98.0		29.5	100.6
Including	17.8		2.3	353.3	609.0		0.7	107.7
Including	16.3		2.6	421.9	560.8		0.8	128.6
And	5.4		4.1	484.3	186.0		1.3	147.6
And	13.1		2.1	520.3	449.0		0.7	158.6

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

NSV = No Significant Values

US★GOLD **El Gallo Cross Section View (Looking East) - NWSE South 25 (Section Number)**

Figure 2
March 01, 2010

N
Surface
S
300
300
GAX-049
0.8 opt Ag/41.3 ft
(26.7 gpt Ag/12.6 m)
(Released Feb 11, 2010)
GAX-057
8.3 opt Ag/132.1 ft
(283.4 gpt Ag/40.3 m)
200
200
Open
Legend
Silver Mineralization
Core Hole
Mineral Intercept
GAX-057 = Drill Hole ID
2843400N
2843350N
212300E
2843300N
2843250N
2843200N
2843150N